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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) February 23, 2000

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                     0-29292                 97-0431096
            ------                     -------                 ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

        2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (702) 841-4779
                                                   -----------------



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         The registrant issued the press release included as Exhibit (99)(a) to this Form 8-K on February 24, 2000. As stated in the attached press release, SMC Soundmusic.com Corporation has appointed Cornelia E. Patterson, Michael B. Doodson and Kelly Kampen to the registrant's board of directors. This means that three out of four of registrant's directors were appointed by SMC Soundmusic.com Corporation and these three persons, by constituting a majority of the registrant's board of directors, have the ability to control registrant and direct its policies.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         The registrant entered into a Letter of Agreement with SMC Soundmusic.com Corporation ("SMC") on February 23, 2000. The Letter of Intent is included as Exhibit (99)(b) to this Form 8-K.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         On February 23, 2000, Janet Winkler, registrant's president and a director, resigned from all positions with registrant. Ms. Winkler's resignation was for the purpose of allowing her to pursue other business opportunities and was not because of a disagreement with registrant on any matter related to registrant's operations, policies or practices.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


FINANCIAL STATEMENTS:

         Financial statements of SMC Soundmusic.com Corporation ("SMC") will be included in an amendment to this Form 8-K.



EXHIBITS:

         The following exhibits are filed with this Form 8-K:


EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT

99(a)                     Press release of registrant dated February 24, 2000

99(b) Letter of Agreement dated February 23, 2000 between registrant and SMC






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNET MULTI-MEDIA CORPORATION

Date                                        By:
    ---------------------------                --------------------------------
                                               MICHAEL D. WALDKIRCH, PRESIDENT
                                               AND DIRECTOR